UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2011

ITRACKR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-28413	05-0597678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20423 State Road 7, Suite F6-490, Boca Raton, FL	33498
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 213-4458

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On January 21, 2011, we filed a Restated Articles of Incorporation (the “Articles”) with the State of Florida.  The Articles contain no changes from our Articles of Incorporation and all amendments previously filed with the State of Florida. We amended our Bylaws on January 20, 2011 to reflect the name iTrackr Systems Inc.  No other changes were made.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

3.1	Restated Articles of Incorporation of iTrackr System, Inc. dated January 20, 2011 incorporated by reference to Exhibit 3.1 of the company’s S-1/A filed January 21, 2011
3.2	By-Laws of iTrackr Systems, Inc. incorporated by reference to Exhibit 3.2 of the company’s S-1/A filed January 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRACKR SYSTEMS, INC.

Dated: January 25, 2011	By:	/s/ John Rizzo
John Rizzo, CEO